Exhibit 10.8

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (“Agreement”) is entered into as of June 13, 2016 by and among (a) INSPIRE M.D LTD, a a company organized under the laws of the State of Israel whose address is 4 Menorat Hamaor St., Tel Aviv, Israel 67448 (“Grantor”), (b) the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (defined below; collectively, the “Lender”), and (c) HERCULES CAPITAL, INC., a Maryland corporation in its capacity as administrative agent for itself and the Lender (in such capacity, the “Agent”).

RECITALS

A.           Lender has agreed to make certain advances of money and to extend certain financial accommodations to Grantor (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and among Agent, Lender, INSPIREMD, INC., a Delaware corporation, and Grantor dated as of even date hereof (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement). Lender is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Agent a security interest in its Copyrights, Trademarks, Patents, and Mask Works (as each term is described below) to secure the obligations of Grantor to Agent and Lender.

B.           Pursuant to the terms of the Loan Agreement, Grantor has granted to Agent a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations to Agent and Lender, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

1.           Grant of Security Interest. To secure its obligations to Agent and Lender, Grantor grants and pledges to Agent a security interest in all of Grantor’s right, title and interest in, to and under its intellectual property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

(a)          Any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

(b)          Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c)          Any and all design rights that may be available to Grantor now or hereafter existing, created, acquired or held;

(d)          All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

(e)          Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

(f)          All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

(g)          Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(h)          All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(i)          All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

(j)          All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

2.           Recordation. Grantor authorizes the Commissioner for Patents, the Commissioner for Trademarks and the Register of Copyrights and any other government officials to record and register this Agreement upon request by Agent.

3.           Loan Documents. This Agreement has been entered into pursuant to and in conjunction with the Loan Agreement, which is hereby incorporated by reference. The provisions of the Loan Agreement shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of Agent with respect to the Intellectual Property Collateral are as provided by the Loan Agreement and related documents, and nothing in this Agreement shall be deemed to limit such rights and remedies.

4.           Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., "pdf" or "tif" format) shall be effective as delivery of a manually executed counterpart of this Agreement.

5.           Successors and Assigns. This Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

6.           Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of California, without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction).

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

INSPIRE M.D LTD

By:	/s/ Craig Shore

Name:	Craig Shore

Title:	CFO

AGENT:

HERCULES CAPITAL, INC.

By:	/s/ Ben Bang

Name:	Ben Bang

Title:	Associate General Counsel

LENDER:

HERCULES CAPITAL, INC.

By:	/s/ Ben Bang

Name:	Ben Bang

Title:	Associate General Counsel

EXHIBIT A

Copyrights

Description	Registration/ Application Number	Registration/ Application Date

None	N/A	N/A

EXHIBIT B

Patents

Description	Registration/ Application Number (Country)	Registration/ Application Date

Optimized Stent Jacket	198,665 (IL)	Nov. 21, 2007; issued May 28, 2014

Optimized Stent Jacket	ZL200780043259.2 (CN)	Nov. 21, 2007; issued Jan. 2, 2013

Optimized Drug-Eluting Stent Assembly	9,132,003 (US); 14/314,777	June 24, 2014; issued Jan. 2, 2013

Optimized Stent Jacket	ZL201210454357.8 (CN)	Nov. 13, 2013; issued Dec. 9, 2015

Bifurcated Stent Assemblies	198,188 (IL)	Oct. 18, 2007; issued May 1, 2014

In Vivo Filter Assembly	8,043,323 (US); 11/582,354	Oct. 18, 2006; issued Oct. 25, 2011

Bifurcated Stent Assemblies	8,961,586 (US); 11/797,168	May 1, 2007; issued Feb. 24, 2015

In Vivo Filter Assembly	9,132,261 (US); 13/237,977	Sept. 21, 2011; issued Sept. 15, 2015

Bifurcated Stent Assemblies	ZL200780046676.2 (CN)	Issued Sept. 26, 2012

Stent Apparatuses For Treatment Via Body Lumens And Methods Of Use	2,609,687 (CA)	May 24, 2006; issued April 22, 2014

Stent Apparatuses For Treatment Via Body Lumens And Methods Of Use	2,843,097 (CA)	Feb. 20, 2014; issued Oct. 27, 2015

Stent Apparatuses For Treatment Via Body Lumens And Methods Of Use	2007/10751 (ZA)	Issued Oct. 27, 2010

Filter Assemblies	198189 (IL)	Oct. 18, 2007; issued Mar. 27, 2014

Filter Assemblies	2,666,712 (CA)	Oct. 18, 2007; issued Mar. 31, 2015

Filter Assemblies	ZL200780046659.9 (CN)	Oct. 18, 2007; issued Mar. 31, 2015

Filter Assemblies	201210119132.7 (CN)	Oct. 18, 2007

Knitted Stent Jackets	198190 (IL)	Oct. 18, 2007; issued Feb. 1, 2014

Knitted Stent Jackets	ZL200780046697.4 (CN)	Issued Oct. 10, 2012; expires Oct. 17, 2027

Knitted Stent Jackets	2,666,728 (CA)	Oct. 18, 2007; issued June 23, 2015

Knitted Stent Jackets	ZL201210320950.3 (CN)	Oct. 18, 2007; issued Dec. 2, 2015

Stent with Sheath and Metal Wire	14/315,001 (US); 2014/0309723	June 25, 2014

Stent with Sheath and Metal Wire and Methods	14/705,871 (US); 2015/0230953	May 6, 2015

Optimized Stent Jacket	12/791,008 (US); 2010/0241214	June 1, 2010

Intravascular Aneurysm Treatment Device And Methods	14/935,339 (US); 2016/0058589	Nov. 6, 2015

Optimized Stent Jacket	07827415.6 (EP); EP2088962 A4	Nov. 21, 2007

Optimized Stent Jacket	230922 (IL)	Feb. 11, 2014

Optimized Stent Jacket	2,670,724 (CA)	Nov. 21, 2007

2

Optimized Stent Jacket	4008/DELNP/2009 (IN)	Nov. 21, 2007

Optimized Drug-Eluting Stent Assembly	14/851,882 (US); 2015/0374519	Sept. 11, 2015

Bifurcated Stent Assemblies	3113/DELNP/2009 (IN)	Oct. 18, 2007

Stent Apparatuses For Treatment Via Body Lumens And Methods Of Use	EP 06745069.2 (EP); EP1885281 A2	May 24, 2006

Stent Apparatuses For Treatment Via Body Lumens And Methods Of Use	11/920,972 (US); 2009/0138070	Nov. 23, 2007

Stent Apparatuses For Treatment Via Body Lumens And Methods Of Use	187516 (IL)	Nov. 20, 2007

Carotid Stent Assembly and Methods for Treatment Via Body Lumens	14/500,759 (US); 2015/0032197	Sept. 29, 2014

Filter Assemblies	EP 2007 827228.3 (EP)	Oct. 18, 2007

Filter Assemblies	12/445,972 (US); 2010/0204772	Apr. 17, 2009

Filter Assemblies	2,881,557 (CA)	Feb. 6, 2015

Filter Assemblies	3114/DELNP/2009 (IN)	Oct. 18, 2007

Knitted Stent Jackets	EP 07827229.1 (EP); EP 2076212 A2	Oct. 18, 2005

Knitted Stent Jackets	12/445,980 (US); 2010/0324651	Apr. 17, 2009

Knitted Stent Jackets	3171/DELNP/2009 (IN)	Oct. 18, 2007

Knitted Stent Jackets	2,887,189 (CA)	Apr. 2, 2015

Stent Thermoforming Apparatus and Methods	14/505,310 (US); 2016/0096308	Oct. 2, 2014

Stent Thermoforming Apparatus and Methods	PCT/IB2015/057367	Sept. 24, 2015

Stent-Mesh Assembly And Methods	14/592,714 (US); 2015/0119971	Jan. 8, 2015

Stent with Sheath and Metal Wire Retainer	13/994,739 (US); 2013/0274858	Dec. 18, 2011

Deformable Tip For Stent Delivery And Methods Of Use	62/290,031 (US)	Feb. 2, 2016

3

EXHIBIT C

Trademarks

Description	Registration/ Application Number (Country)	Registration/ Application Date

CARENET	013399977 (EU)	Mar. 17, 2015

CGUARD	013370978 (EU)	Mar. 26, 2015

INSPIREMD	008642118 (EU)	Apr. 26, 2010

MGUARD	008642175 (EU)	Apr. 26, 2010

MGUARD PRIME	013366141 (EU)	Mar. 12, 2015

MICRONET (Class 10) (Supplemental Registration)	4,721,716 (US); 85/659,900	Apr. 14, 2015

MNP MicroNet Protection Logo	011737699 (EU)	Sept. 9, 2013

CARENET	86/261,697 (US)	Apr. 24, 2014

CGuard	86/364,984 (US)	Aug. 13, 2014

MGUARD PRIME	86/417,711 (US)	Oct. 8, 2014

InspireMD	86/702,932 (US)	July 23, 2015

SmartFit	86/702,941 (US)	July 23, 2015

PVGuard	86/702,984 (US)	July 23, 2015

NGuard	86/702,957 (US)	July 23, 2015

AGuard	86/702,971 (US)	July 23, 2015

4

EXHIBIT D

Mask Works

Description	Registration/ Application Number	Registration/ Application Date

None	N/A	N/A